UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014
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GLOBAL EARTH ENERGY, INC.
(Name of small business in its charter)

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Nevada	000-31343	36-45675000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Global Earth Energy, Inc. 1213 Culberth Drive Wilmington, NC 28405
(Address of principal executive offices)

Registrant's telephone number:  (910) 270-7749

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry Into a Material Definitive Agreement

On March 3, 2014 Global Earth Energy, Inc. (“GEE”) entered into a Merger Agreement (the “Merger Agreement”) with Hawk Manufacturing, Inc. (“Hawk”), a corporation formed under the laws of the State of Florida.  Under the terms of the Merger Agreement, the Hawk shareholders will transfer 1,000 shares of the common stock of Hawk (the “Hawk Shares”) to Hawk Acquisition, Inc, a wholly-owned subsidiary of GEE.  In return, GEE will transfer shares of its common stock to the Hawk Shareholders sufficient to provide them with a seventy-five percent (75%) ownership interest in GEE.  Simultaneously with the closing of the Merger Transaction, GEE will spin off its operating subsidiary, Knightsbridge-Amvest, Inc., to its then current shareholders.  Upon completion of the proposed transactions, Hawk will become the wholly-owned subsidiary of GEE.  The obligation to close the transaction under the terms of the Merger Agreement is subject to the normal terms and conditions contained in such agreements.

Hawk is in the metal and plastic manufacturing business, and they are located in Charelston, South Carolina. They serve customers in the aerospace, agriculture, automobile, oil and gas, shipping and food processing industries. Their business plan is to expand their operations by acquiring other companies in the metal and plastic manufacturing industry that serve similar markets.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for GEE’s business and operations and involve a number of risks and uncertainties.  GEE’s forward-looking statements in this report are made as of the date hereof and GEE disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise.  In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 GEE is identifying certain forward-looking information regarding, among other things, the acquisition of Hawk by GEE.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of GEE to successfully merge, to implement Hawk’s business plan; uncertainties relating to the ability to realize the expected benefits of the merger; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which GEE and Hawk operate, and other risk factors as discussed in GEE’s other filings made from time to time with the United States Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1

Merger Agreement

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL EARTH ENERGY, INC.
Dated: March 3, 2014	By:	/s/ Betty Harland
	Name:	Betty Harland
	Title:	President